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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): May 7, 2003

                                CERES GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                                 0-8483                               34-1017531
 (State or Other Jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification
         Incorporation)                                                                     Number)

                   17800 ROYALTON ROAD, CLEVELAND, OHIO 44136
                    (Address of principal executive offices)

                                 (440) 572-2400
              (Registrant's telephone number, including area code)


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ITEM 7.       EXHIBITS.

         Exhibit 99.1 Press Release, dated May 7, 2003.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS ITEM 9 IS FURNISHED UNDER ITEM 12)

         In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosures." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. On May 7, 2003, Ceres Group, Inc. issued a press release regarding earnings for the first quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     CERES GROUP, INC.


                                                     /s/ Kathleen L. Mesel
                                                     --------------------------
                                                     By:  Kathleen L. Mesel
                                                     Its:   Corporate Secretary

Dated: May 8, 2003